UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 7, 2005 (July 6, 2005)


                            MYLAN LABORATORIES INC.
            (Exact name of registrant as specified in its charter)


         Pennsylvania                     1-9114               25-1211621
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
        Incorporation)                    Number)           Identification No.)


                             1500 Corporate Drive
                             Canonsburg, PA 15317
                   (Address of principal executive offices)


                                (724) 514-1800
             (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Effective July 6, 2005, Patricia A. Sunseri and Stuart A. Williams resigned as directors of Mylan Laboratories Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MYLAN LABORATORIES INC.


Date:  July 7, 2005                           By: /s/ Edward J. Borkowski
                                                 ----------------------------
                                                   Edward J. Borkowski
                                                   Chief Financial Officer